Supplement dated April 20, 2012 to the Wilmington Funds (the “Funds” or the “Trust”) (formerly, MTB

Group of Funds) Prospectus dated December 30, 2011) (the “Prospectus”)

Effective April 27, 2012, the information in the Prospectus will be amended, supplemented, or replaced as follows:

The following supplements, amends and replaces certain information under the section entitled “Management of the Fund,” for the Wilmington Multi-Manager Real Asset Fund and supersedes all information under the heading “Wilmington Multi-Manager Real Asset Fund” contained in item 5 of the supplement dated March 12, 2012 to the Trust’s Prospectus.

Wilmington Multi-Manager Real Asset Fund

Portfolio Managers	Title	Service Date (with the Fund)
R. Samuel Fraundorf, CFA, CPA	President at WTIA	2011
Rex Macey, CFA, CFP, CIMA	Senior Vice President, Chief Investment Officer and Director of Investment Research at WTIA	2011
George Chen, CFA, CIPM	Assistant Vice President and Research Analyst at WTIA	2011
Thomas R. Pierce, CFA	Chief Investment Strategist at WTIA	2011
Peter Nieuwland	Managing Director at EII	2011
Alfred C. Otero	Managing Director at EII	2011
James E. Rehlaender	Managing Director at EII	2011
Suang Eng Tsan	Managing Director at EII	2011
T.Ritson Ferguson	Chief Executive Officer, Co-Chief Investment Officer and Senior Portfolio Manager at CBRE	2011
Mihir Worah	Managing Director, Head of Real Return Portfolio	2011
Julien Renoncourt	Management Team at PIMCO Head of Inflation Linked Bonds & Global Bonds at HSBC	2011

The following supplements and amends certain information on page 51 of the Prospectus under the section entitled “Who Manages the Funds,” under “Portfolio Manager Responsibilities,” under the heading “Multi-Manager Real Asset Fund”.

Portfolio Manager Responsibilities

Multi-Manager Real Asset Fund – George Chen, R. Samuel Fraundorf, Rex Macey and Tom Pierce are responsible for the day-to-day management of the Real Asset Fund including the portion allocated to the enhanced cash strategy. Tom Pierce is responsible for the day-to-day management of any portion of the Real Asset Fund allocated to WFMC’s TIPS strategy. Peter Nieuwland, Alfred C. Otero, James E. Rehlaender and Suang Eng Tsan are responsible for the day-to-management of the portion of the Real Asset Fund allocated to EII. T. Ritson Ferguson oversees the day-to-management of the portion of the Real Asset Fund allocated to CBRE Clarion. Mihir Worah is responsible for the day-to-management of the portion of the Real Asset Fund allocated to PIMCO. Julien Renoncourt oversees the day-to-management of the portion of the Real Asset Fund allocated to HSBC.

The following supplements and amends certain information on page 53 of the Prospectus under the section entitled “Who Manages the Funds,” under “Portfolio Manager Biographies”.

Portfolio Manager Biographies

Biographical information for Amanda M. Cogar is hereby deleted.

Please keep this Supplement for future reference

1